UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

Form 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002

Registrant's telephone number, including area code: (713) 652-0582

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OIS	New York Stock Exchange

Introductory Note
On June 28, 2022, Oil States International, Inc., a Delaware corporation (the "Company"), entered into a settlement agreement (the "Settlement Agreement") with HCperf Holdings B.V (formerly GEODynamics B.V.), a Netherlands private limited liability company ("Seller"), related to certain disputes existing between the parties in connection with the Company's acquisition of GEODynamics, Inc. (the "Settlement"), including the full and final settlement of the promissory note issued to the Seller ($17.5 million in principal amount outstanding at March 31, 2022) and related accrued interest. For more information on these proceedings, please see "Note 14, Commitments and Contingencies" to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and "Note 11, Commitments and Contingencies" to the Unaudited Condensed Consolidated Financial Statements included in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2022.
Pursuant to the Settlement Agreement, the Company and the Seller agreed to the resolution of such disputes through, among other matters, (i) the payment by the Company of $10,000,000 to the Seller and (ii) the issuance by the Company of 1,909,722 shares of its common stock, par value $0.01 (the "Common Stock") to the Seller. Payment will be made and the Common Stock will be issued within five business days of the execution of the Settlement Agreement (as prescribed in the Settlement Agreement).
Item 1.01. Entry into a Material Definitive Agreement.
On the date of and in connection with the Settlement, the Company and the Seller entered into a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Company agreed to, among other things, file a Registration Statement on Form S-3 with the Securities and Exchange Commission to permit the resale of the Common Stock issued to the Seller.
The foregoing description of the Registration Rights Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The issuance of the Common Stock pursuant to the Settlement Agreement and the information set forth under Item 1.01 of this Current Report are incorporated herein by reference. The Common Stock will be issued in reliance upon the exemption from the registration requirements of the Securities Act, provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

4.1	Registration Rights Agreement, dated as of June 28, 2022, between Oil States International, Inc. and HCperf Holdings B.V.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL STATES INTERNATIONAL, INC.
(Registrant)

Date:	June 29, 2022	By:	/s/ LLOYD A. HAJDIK
Lloyd A. Hajdik
Executive Vice President, Chief Financial Officer & Treasurer